SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-BET HOLDINGS INC-A

          GABELLI INTERNATIONAL LTD
                                11/18/97            1,000-           52.1875
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                12/04/97           20,000            52.3000
                                12/03/97            3,000            52.0500
                                11/28/97              500            52.9250
                                11/25/97           23,400            52.1025
                                11/25/97            2,000            52.1125
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                12/04/97           20,000            52.3000
               THE GABELLI ASSET FUND
                                12/01/97           10,000            53.0500
               THE GABELLI CAPITAL ASSET FUND
                                11/21/97            4,000            52.6750
          GAMCO INVESTORS, INC.
                                12/04/97            2,900            52.0194
                                12/04/97            3,300            52.0000
                                12/03/97            2,700            52.0000
                                11/28/97            3,000            53.0000
                                11/28/97            2,000            53.5000
                                11/26/97            1,000            52.6063
                                11/25/97            7,000            52.0000
                                11/21/97              800            52.6250
                                11/20/97            2,000            52.3750
                                11/19/97            2,900            52.0000
          GABELLI ASSOCIATES LTD
                                11/24/97            1,000            52.6250





          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                       33